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                                                                Exhibit 23.0

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 333-32986, No. 333-84515 and No. 333-84515) of Pulaski Financial
Corp. of our report dated October 23, 2002, with respect to the consolidated financial statements of Pulaski Financial Corp included in the Annual Report (Form 10-K) for the year ended September 30, 2002.

/s/ Ernst & Young LLP

St. Louis, Missouri
December 26, 2002